                                                                    EXHIBIT 24.1


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, amendment to the Registration Statement to be signed on its behalf by the thereunto duly authorized, in the City of Marietta, and the state of Georgia, on November 9, 1998.


(Registrant)..............................................HealthTronics, Inc.


                                                          /s/ ROY S. BROWN
By (Signature and Title)..................................----------------------

                                                          Roy S. Brown
                                                          President and Director

                               POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Roy S. Brown as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the SB-2 Registration Statement filed by HealthTronics, Inc., to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 9, 1998.



  Signature                                  Date                   Title

/s/ ARGIL J. WHEELOCK, M.D.            11/9/98                Chairman and CEO
---------------------------            -------
Argil J. Wheelock, M.D.


/s/ ROY S. BROWN                       11/9/98                President, COO and Director
---------------------------            -------
Roy S. Brown


/s/ JOHN F. WARLICK                    11/3/98               Executive Vice President
---------------------------            -------
John F. Warlick


/s/ SCOTT COCHRAN                      11/9/98               Secretary/Treasurer and Director
---------------------------            -------
Scott Cochran


                                                             Vice President
---------------------------            -------
Marie Marlow


                                                             Director
---------------------------            -------
Joachim Voss


/s/ VICTORIA BECK                      11/9/98               Chief Accounting Officer
---------------------------            -------
Victoria Beck




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